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                                                                    Exhibit 99.1

                        TRUSTEE'S DISTRIBUTION STATEMENT

   THE                    TO THE HOLDERS OF:
BANK OF                   CORPORATE BAND-BACKED CERTIFICATES
     NEW                  Series 1998-CAT-1
  YORK                    Class A-1 Certificates
                                             CUSIP NUMBER: 219-87H-AQ8

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in accordance with the Standard Terms and Conditions of Trust, The Bank of New York,
as trustee submits the following cash basis statement for the period ending:                                      SEPTEMBER 01, 2004

INTEREST ACCOUNT
----------------
Balance as of         April 01, 2004                                                                                           $0.00
      Schedule Income received on securities...............................................                            $1,092,001.00
      Unscheduled Income received on securities............................................                                    $0.00
      Interest Received on sale of securities..............................................                                    $0.00
LESS:
      Distribution to Class A-1 Holders.................................................... $1,089,001.00
      Distribution to Swap Counterparty....................................................         $0.00
      Trustee Fees.........................................................................     $2,250.00
      Fees allocated for third party expenses..............................................       $750.00
Balance as of         September 01, 2004                                                         Subtotal                      $0.00


PRINCIPAL ACCOUNT
-----------------
Balance as of         April 01, 2004                                                                                           $0.00
      Scheduled Principal payment received on securities...................................                              $751,749.00
      Principal received on sale of securities.............................................                                    $0.00
LESS:
      Distribution to Class A-1 Holders....................................................   $751,749.00
      Distribution to Swap Counterparty....................................................         $0.00
Balance as of         September 01, 2004                                                         Subtotal                      $0.00
                                                                                                  Balance                      $0.00
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                        UNDERLYING SECURITIES HELD AS OF:    September 01, 2004
                          $50,000,000 7.375% Debentures
                                    ISSUED BY
                                 CATERPILLAR INC
                              CUSIP# : 149-123-BE0